Exhibit 99

Williams Capital Group Midwest Utilities Seminar Well Positioned to Deliver Value April 10, 2014 Kevin McGowan, Vice President, Regulatory Affairs

Safe Harbor Statement/Regulation G Information

Some of the statements contained in today's presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE (each, a Reporting Company) or their subsidiaries. In some cases you can identify forward-looking statements by terminology such as "may," "might," "will," "should," "could," "expects," "intends," "assumes," "seeks to," "plans," "anticipates," "believes," "projects," "estimates," "predicts," "potential," "future," "goal," "objective," or "continue", the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies' or their subsidiaries' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the "Risk Factors" section and other statements in each Reporting Company's annual report on Form 10-K for the year ended December 31, 2013 filed on February 28, 2014 and in other Securities and Exchange Commission (SEC) filings, and investors should refer to these risk factor sections and such other statements. All such factors are difficult to predict, contain uncertainties, are beyond each Reporting Company's or its subsidiaries' control and may cause actual results to differ materially from those contained in the forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and none of the Reporting Companies undertakes any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on such Reporting Company's or its subsidiaries' business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

PHI routinely makes available important information with respect to each Reporting Company, including copies of each Reporting Company's annual, quarterly and current reports filed with or furnished to the SEC under the Securities Exchange Act of 1934, on PHI's website at http://www.pepcoholdings.com/investors. PHI recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with each Reporting Company's disclosure obligations under SEC Regulation FD.

PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI's ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI's period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI's reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

Pepco Holdings Inc
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2 Pepco Delmarva Power Atlantic City Electric Pepco Energy Services Strategic Focus ▪ Invest in T&D infrastructure ▪ Achieve operational excellence, focused on reliability and exceeding customer expectations ▪ Operationalize and enhance the Smart Grid ▪ Achieve reasonable regulatory outcomes ▪ Enable new technologies and customer choices Power Delivery Pepco Energy Services ▪ Capture upside of profitable energy services business as the market improves ▪ Continue to grow W.A. Chester’s utility infrastructure underground construction business Operating Income Business Mix Forecasted 2014 - 2018 2% Note: See Safe Harbor Statement at the beginning of today’s presentation. 27% 22% 49%

3 Commercial 47% Power Delivery Service Territory Residential 36% Government 9% Industrial 6% Commercial 49% Customer Diversity, 2013 Electric Sales NJ 15% DE 16% FERC 16% DC 19% MD 34% Regulatory Diversity, 2013 Revenues

4 2014 Objectives Continue to Improve the Customer Experience Deliver Value to Customers and Investors with Emerging Technologies and Services Grow Earnings and Achieve Above Average Total Return Achieve Regulatory Outcomes that Improve Earned Returns ▪ Exceed customer expectations ▪ Invest $1.3 billion in T&D infrastructure ▪ Continue to implement the Smart Grid, including new functionality ▪ Pursue innovative opportunities to improve system resiliency, such as DC Undergrounding ▪ Build on Smart Grid and communications platform ▪ Evaluate Utility 2.0 opportunities ( microgrids , integration of distributed generation resources, “big data”, etc.) ▪ Prepare to implement an enhanced customer relationship system - SolutionOne ▪ Continue to drive internal cultural transformation ▪ Pursue collaborative dialogue with regulators and government officials ▪ Continue to file annual rate cases ▪ Monitor spend relative to rate case outcomes ▪ Shape policy discussions that preserve value of T&D assets, while providing customers with enhanced service through expanded offerings ▪ Grow rate base ▪ Improve earned ROEs by reducing regulatory lag ▪ Maintain solid credit metrics and ample liquidity ▪ Maintain the dividend with full support from utility earnings Note: See Safe Harbor Statement at the beginning of today’s presentation.

5 Load $704 Customer Driven $682 Reliability & Aging Infrastructure $2,339 Transmission - Reliability $633 Transmission - Other $775 Other $681 $0 $500 $1,000 $1,500 2014 2015 2016 2017 2018 Notes: See Appendix for detailed construction forecast Amounts shown exclude expenditures anticipated for the District of Columbia Undergrounding program $ 1,290 $ 1,127 $ 1,158 $ 1,108 $ 1,131 (Millions of Dollars) (Millions of Dollars) $0 $500 $1,000 $1,500 2014 2015 2016 2017 2018 ■ Distribution & Other ■ Transmission $ 1,290 $ 1,127 $ 1,158 $ 1,108 $ 1,131 ■ Atlantic City Electric ■ Delmarva Power ■ Pepco Power Delivery Construction Expenditures Forecast ■ Distribution ■ Transmission Capital Expenditures – 2014 - 2018 Forecast (Millions of Dollars) Robust five - year capital expenditure forecast provides opportunity for long - term earnings growth Note: See Safe Harbor Statement at the beginning of today’s presentation. 5 - Year Total: $5,814

6 $4,630 $5,273 $5,779 $6,145 $6,587 $7,008 $7,341 $240 $266 $274 $284 $292 $298 $303 $1,514 $1,509 $1,656 $1,882 $2,009 $2,154 $2,274 $6,384 $7,048 $7,709 $8,311 $8,888 $9,460 $9,918 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2012A 2013E 2014P 2015P 2016P 2017P 2018P Electric Distribution Gas Distribution Transmission Infrastructure Investment – The Driver of Growth Total Rate Base Growth - 41% Electric Distribution Rate Base Growth - 39% Transmission Rate Base Growth - 51% Year - End Rate Base (Millions of Dollars) Notes: A = Actual, E = Estimate, P = Projected; rate base growth percentages are over the 2013 – 2018 period Note: See Safe Harbor Statement at the beginning of today’s presentation.

7 Project Timeframe Status Anticipated Cost Recovery Cost District of Columbia Undergrounding Program 2015 – 2021 Legislation Signed Surcharge $500M* NJ Grid Resiliency Program 2014 – 2020 Proposal Presented Surcharge $600 - $800M Artificial Island Transmission Project 2014 – 2020 Under Consideration by PJM Formula Rates $150 - $200M* Dominion Transmission Zone ( Glebe Road – Potomac River Station Project) 2014 – 2018 Approved by PJM Board Formula Rates $60 – $70M* Planned and Potential Additions to Power Delivery Construction Expenditure Forecast * Cost reflects only PHI’s portion of the project. Total costs of project are greater. Note: See Safe Harbor Statement at the beginning of today’s presentation.

8 Pepco Undergrounding Status – District of Columbia ▪ On March 3, 2014, the Mayor of the District of Columbia signed into law the $1 billion undergrounding legislation initially recommended by the District of Columbia’s Power Line Undergrounding Task Force; funding will be split 50/50 between Pepco and the District of Columbia ▪ The legislation is expected to become law in the second quarter of 2014 following a 30 - day Congressional review period ▪ Recovery of expenditures is well defined in the legislation and will not result in additional regulatory lag ▪ Once the legislation becomes law, Pepco will submit a financing plan and a construction plan, including surcharge cost recovery, to the Public Service Commission; approval is expected in the fourth quarter of 2014 ▪ The program will underground up to 60 high voltage distribution feeder lines over a seven to ten year period in areas most impacted by storms and overhead related outages (Millions of Dollars) 2015 2016 2017 2018 2019 2020 2021 Total Capital Expenditures* $50 $75 $75 $75 $75 $75 $75 $500 * Amounts shown above are not included in the company’s current capital expenditure plan Note: See Safe Harbor Statement at the beginning of today’s presentation.

9 Power Delivery Operation and Maintenance Expense * Includes various items that are customer reimbursed or recoverable through rates in the same year, including costs associated with default electricity supply, customer reimbursed service work, claims, Atlantic City Electric bad debt expense, and regulatory commission expenses . (Millions of Dollars) Utility O&M 797$ 776$ $790 - $810 Reimbursable/Recoverable* 104 95 100 Total O&M 901$ 871$ $890 - $910 2012 Actual 2013 Actual 2014 Forecast 2012 to 2013 Expenses decreased in 2013 due to reduced storm activity, and lower maintenance and customer service costs 2013 to 2014 Expenses are projected to increase in 2014 due to higher maintenance, and additional costs related to SolutionOne Project (new customer relationship and billing system) Note: See Safe Harbor Statement at the beginning of today’s presentation.

10 2013 Reliability Performance (1) Regulatory Jurisdiction SAIFI (3) Component SAIDI (4) ( or CAIDI (5) ) Component 2013 State Mandate 2013 Actual Performance (2) 2013 State Mandate 2013 Actual Performance (2) Atlantic City Electric – NJ 1.71 1.45 15% 144* 93* 35% Delmarva Power – MD 1.65 1.92 ( 17%) 179 210 ( 17%) Delmarva Power – DE N/A 1.29 N/A 295 140 53% Pepco – MD 1.81 1.43 21% 169 136 20% Pepco – DC 1.13 0.88 22% 161 124 23% * CAIDI as the measuring unit (1) Indices are compiled based on state/jurisdiction specific exclusion criteria (2) Percentages calculated prior to rounding data (3) SAIFI – System Average Interruption Frequency Index (4) SAIDI – System Average Interruption Duration Index (minutes) (5) CAIDI – Customer Average Interruption Duration Index (minutes)

11 Smart Grid Implementation ▪ Advanced Metering Infrastructure • DPL DE – Meter installation and activation complete for electric customers • DPL MD – Meter installation and activation underway • Pepco – Meter installation and activation complete • Recovery through rates in DE (70% as of June 2013) • Regulatory assets established in MD and DC ▪ Energy efficiency and demand response programs • Demand response programs approved in MD and NJ, recovery through a surcharge • Energy efficiency approved in MD, recovery through a surcharge ▪ Revenue decoupling • Implemented in MD and DC • ~ 65% of total distribution revenue is decoupled ▪ Dynamic pricing – Peak Energy Savings Program • Launched in DPL DE and Pepco MD in June 2013 • Two requests for energy conservation occurred in each jurisdiction • 600,000 customers participated, electricity usage was reduced by over 1,980,000 kWh • Phase - in for residential customers in DPL MD and Pepco DC to begin in 2014 Note: See Safe Harbor Statement at the beginning of today’s presentation.

Executing Our Regulatory Strategy

- Distribution rate case filing cycle of 9-12 months
- Annual transmission formula rate filings

- Post-test period reliability plant additions
- CTA Generic Proceeding in NJ
- MAPP settlement


Focused on Timely Recovery of Ongoing Costs
Frequent Rate Case Filings
Initiatives to Improve Timely Recovery
Delivering Value to Investors and Customers
Alternative Ratemaking
Emerging Issues
While Positioning the Company for the Future

- Timely recovery of incremental capex
  - GRC in MD
  - DC Undergrounding
- Multi-year rate plan proposal in DE

Grid Resiliency Charge (GRC)

- Engaging regulatory community
- Net energy metering
- Microgrid & distributed generation
- Renewable energy
- Rate design

Focused on timely recovery of investments under the current regulatory process while pursuing opportunities to advance alternative approaches

Pepco Holdings Inc
Note: See Safe Harbor Statement at the beginning of today's presentation.
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13 Regulatory Distribution Returns on Equity Company/Jurisdiction 12 Month Measurement Period Estimated Rate Base (Millions of Dollars) 2013 Estimated Per Books ROE Authorized ROE in 2013 2012 (1) Estimated Per Books ROE Pepco – MD 9/30/13 (Avg. Rate Base) $1,278 7.50% 9.36% 5.24% Pepco – DC 12/31/13 (Avg. Rate Base) $1,333 6.67% 9.50% 5.21% DPL – DE Electric 12/31/13 (Avg. Rate Base) $717 8.84% 9.75% 3.96% DPL – MD 12/31/13 (Avg. Rate Base) $495 8.03% 9.81% (2) 5.59% DPL – DE Gas 12/31/13 (Avg. Rate Base) $258 8.59% 9.75% (2) 6.88% ACE – NJ 12/31/13 (Pd. End Rate Base) $1,196 4.94% 9.75% 1.53% PHI (Weighted Average) 7.00% 9.60% 4.39% (1) Based on 12/31/12 test periods; Atlantic City Electric based on 9/30/12 test period (2) ROE for purposes of calculating the Allowance for Funds Used During Construction ( AFUDC) and regulatory asset carrying costs Note: See Safe Harbor Statement at the beginning of today’s presentation.

14 Distribution Rate Cases – Recent Decision Pepco – District of Columbia Rate Case Request FC Case No. 1103 Initial Filing Date 3/8/13 Revenue Requirement Increase (Updated on 12 /3/13) $44.8M Adjusted Rate Base $1.4B Common Equity Ratio 49.2% Return on Equity 10.25% Residential Total Bill % Increase 6.6% Test Year January 2012 – December 2012 (1) Includes 10 bps reduction to authorized return on equity for the Bill Stabilization Adjustment (2) Includes changes in depreciation and amortization expense. In addition to the revenue requirement increase approved, Pepco will record a reduction to O&M expenses in 2014 to reflect the approval to recover incremental rate case costs to be amortized over a three - year period Decision FC Case No. 1103 Date of Decision 3/26/14 Revenue Requirement Increase Approved $23.4M Adjusted Rate Base $1.3B Common Equity Ratio 49.2% Return on Equity 9.40% (1) Residential Total Bill % Increase 3.9% New Rates Effective 4/16/14 Estimated annual pre - tax earnings impact $24.2M (2) Note: See Safe Harbor Statement at the beginning of today’s presentation.

15 Distribution Rate Cases – Recent Decision Delmarva Power – Delaware Electric Rate Case Request Docket No. 13 - 115 Initial Filing Date 3/22/13 Revenue Requirement Increase (Updated on 9 /20/13) $39.0M Adjusted Rate Base $745.6M Common Equity Ratio 49.2% Return on Equity 10.25% Residential Total Bill % Increase 5.4% Test Year January 2012 – December 2012 * Includes amortization expense related to Dynamic Pricing regulatory asset. Decision Docket No. 13 - 115 Date of Decision 4/2/14 Revenue Requirement Increase Approved $15.1M Adjusted Rate Base $619.6M Common Equity Ratio 49.2% Return on Equity 9.70% Estimated Residential Total Bill % Increase 1.2% New Rates Effective 5/1/14 Estimated annual pre - tax earnings impact $14.9M* Note: See Safe Harbor Statement at the beginning of today’s presentation.

16 Distribution Rate Cases – Pending Pepco – Maryland Rate Case Request Case No. 9336 Initial Filing Date 12/4/13 Test Year October 2012 – September 2013 Adjusted Rate Base $1.4B Common Equity Ratio 49.9% Requested Return on Equity 10.25% Revenue Requirement Increase $43.3M* Residential Total Bill % Increase 3.3% Revenue Requirement Equating to 25 Basis Point Change in ROE $3.1M Procedural Schedule ▪ 12/4/13: Initial Filing Date ▪ 3/10/14: Intervenors’ Testimony ▪ 4/22 - 5/5/14: Evidentiary Hearings ▪ July 2014 : Expected Timing of Decision Initiative to improve timely recovery: ▪ R eliability plant additions from April 2014 through September 2014 ($11.7M of revenue) Intervenors’ Positions ▪ PSC Staff: $15.4M; 9.62% ROE ▪ Office of People’s Counsel: ($2.6M); 9.00% ROE ▪ Apartment & Office Building Association: $12.0M; 9.45% ROE ▪ Montgomery County: $14.3M; 9.36% ROE Note: See Safe Harbor Statement at the beginning of today’s presentation. * Revenue requirement increase was updated on March 27, 2014 to $36.6 million to reflect actual results for the test year ending September 30, 2013

17 Distribution Rate Cases – Pending Atlantic City Electric – New Jersey Rate Case Request ER14030245 Initial Filing Date 3/14/14 Test Year January 2013 – December 2013 Adjusted Rate Base $1.4B Common Equity Ratio 50.0% Requested Return on Equity 10.25% Revenue Requirement Increase $61.7M Residential Total Bill % Increase 5.6% Revenue Requirement Equating to 25 Basis Point Change in ROE $2.9 Initiative to improve timely recovery: ▪ Reliability and other plant additions from January 2014 through December 2014 ($ 17.4M of revenue) Note: See Safe Harbor Statement at the beginning of today’s presentation.

Regulatory Schedule

	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Pepco Distribution Rates - DC	DC Formal Case No. 1103 Final Order Received	DC Base Rate Case Filing Planned		
Pepco Distribution Rates - MD			MD Case No. 9336 Final Order Expected	MD Base Rate Case Filing Planned
Delmarva Power Distribution Rates - DE		DE Docket No. 13-115 Final Order Received; Forward Looking Rate Plan Update Planned		
Delmarva Power Distribution Rates - MD				MD Base Rate Case Filing Planned
Atlantic City Electric Distribution Rates - NJ	NJ Base Rate Case Filed			
Transmission Formula Rates		2014 FERC Formula Rate Filing; Rates Eff. 6/14 through 5/15		

Pepco Holdings Inc

Note: See Safe Harbor Statement at the beginning of today's presentation.

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19 Pepco Energy Services – Overview ESCO business Provides government and institutional customers with competitive energy efficiency services ▪ Designs, builds, and operates energy efficiency and combined heat and power (CHP) projects ▪ Most contracts are performance based in which PES guarantees a certain level of energy savings ▪ Over $1 billion of projects completed since 1995 Underground transmission and distribution (T&D) construction business Through W.A . Chester, PES provides underground T&D construction and maintenance services for utilities in North America Thermal business Provides steam and chilled water through a system it owns and operates, primarily to casino customers in Atlantic City under long - term contracts

20 Pepco Energy Services - 2014 Outlook * Excludes impairments; see Appendix for reconciliation of GAAP earnings to adjusted earnings ▪ ESCO market continues to improve in 2014 ▪ Underground T&D construction activity expected to continue to be driven by utility infrastructure and reliability spending ▪ Earnings expected to be $6 - $8 million (after - tax) from ongoing operations in 2014 $6M* $6M to $8M 2013 2014 Forecast ▪ ESCO ▪ Underground T&D Construction ▪ Thermal Business Net Income Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation.

21 • Utility long - term debt issuance of $750 - $850 million Debt Issuance • Direct Stock Purchase and Dividend Reinvestment Plan (approximately $43 million) Equity Issuance Issuance Maturing Pepco $400 million 3.60% First Mortgage Bonds due 2024 issued March 18 $175 million Delmarva Power $200 - $250 million $100 million Atlantic City Electric $150 - $200 million $125 million Next anticipated equity issuance will be beyond 2015 2014 Financing Activity Note: See Safe Harbor Statement at the beginning of today’s presentation.

22 Power Delivery Earnings Support Annual Dividend Power Delivery Earnings versus Annual Dividend $0.93 $1.02 $1.18 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2011 2012 2013 Earnings Per Share Power Delivery Earnings Annual Dividend P rogressing to a payout r atio in line with peers $1.08 Note: See Safe Harbor Statement at the beginning of today’s presentation.

23 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2013 Adjusted* 2014E Guidance 2014 Earnings Guidance Earnings Per Share $ 1.12 - $1.27 $1.14 The guidance range excludes: ▪ The results of discontinued operations and the impact of any special, unusual or extraordinary items ▪ The effect of adopting new accounting standards ▪ The effect of changes in tax law ▪ Impairment of assets The guidance range assumes: ▪ Normal weather conditions * See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share. Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation.

24 Well Positioned to Deliver Value Committed to the Dividend Attractive yield Stable Earnings Base 98% of forecasted operating income from Power Delivery Long - term Earnings Growth Rate base growth and reduction of regulatory lag Financial Strength Strong balance sheet, ample liquidity, solid investment grade credit ratings Investment Highlights Note: See Safe Harbor Statement at the beginning of today’s presentation.

Appendix

26 (Millions of Dollars) 2014 2015 2016 2017 2018 Total Distribution: Customer Driven (new service connections, 129$ 129$ 143$ 145$ 136$ 682$ meter installations, highway relocations) Reliability and Aging Infrastructure 502 467 451 450 469 2,339 (facility replacements/upgrades for system reliability) Load 143 111 177 134 139 704 (new/upgraded facilities to support load growth) Advanced Metering Infrastructure (AMI) (1) 2 - - - 8 10 Transmission: Customer Driven 6 2 4 8 8 28 Reliability 155 146 140 119 73 633 (facility replacements/upgrades for system reliability) Load and Other 157 142 116 128 204 747 Gas Delivery 29 28 28 28 29 142 Information Technology 66 33 24 21 22 166 Corporate Support and Other (2) 101 69 75 75 43 363 Total Power Delivery 1,290$ 1,127$ 1,158$ 1,108$ 1,131$ 5,814$ (1) Installation of AMI in New Jersey is contingent on regulatory approval. (2) Corporate Support and Other category includes facilities, communications and other capital expenditures supporting the PHI utilities. Construction Expenditure Forecast Note: See Safe Harbor Statement at the beginning of today’s presentation.

27 (Millions of Dollars) 2013 2014 2015 2016 2017 2018 Estimated Projected Projected Projected Projected Projected Distribution – Electric Pepco $2,805 $3,146 $3,425 $3,727 $4,010 $4,228 Delmarva Power 1,272 1,363 1,442 1,512 1,582 1,642 Atlantic City Electric 1,196 1,270 1,278 1,348 1,416 1,471 Total Distribution – Electric $5,273 $5,779 $6,145 $6,587 $7,008 $7,341 Distribution – Gas $266 $274 $284 $292 $298 $303 Transmission Pepco $604 $647 $701 $729 $729 $783 Delmarva Power 494 572 613 664 756 827 Atlantic City Electric 411 437 568 616 669 664 Total Transmission $1,509 $1,656 $1,882 $2,009 $2,154 $2,274 Total Distribution & Transmission $7,048 $7,709 $8,311 $8,888 $9,460 $9,918 Projected Year - End Rate Base by Utility Note: See Safe Harbor Statement at the beginning of today’s presentation.

28 Sales and Customer Growth 2012 2013 2014 2013 - 2014 2014 - 2018 2013 - 2014 2014 - 2018 Actual* Actual* Projected Pepco 26,021 25,822 25,964 0.6% 0.3% 1.1% 1.2% Delmarva Power 12,732 12,434 12,282 (1.2%) (0.2%) 0.6% 0.6% Atlantic City Electric 9,429 9,221 9,117 (1.1%) (0.1%) 0.6% 0.7% Total Power Delivery 48,182 47,477 47,363 (0.2%) 0.1% 0.8% 0.9% Forecasted Compound Annual Growth Rate Sales Customer Sales (GWh) * Weather normalized Note: See Safe Harbor Statement at the beginning of today’s presentation.

29 Proposed Forward Looking Rate Plan Filing – Delmarva Power – Delaware Electric ▪ On October 2, 2013, Delmarva Power filed a unique Forward Looking Rate Plan (FLRP) in Delaware (electric) • Filing proposes annual rate increases over a four - year period • FLRP provides the opportunity for Delmarva Power to earn the proposed allowed ROE of 9.75% • The FLRP also proposes stricter reliability standards, with bill credits to customers in the event that minimum reliability standards are not met ▪ O n October 22, 2013, the DPSC opened Docket No. 13 - 384 to review the details of the FLRP • Delmarva Power will update and re - file the FLRP in the second quarter 2014 The adoption of the FLRP would provide timely recovery of our investments while moving the Company towards a more efficient and performance based framework Note: See Safe Harbor Statement at the beginning of today’s presentation.

30 Transmission Update ▪ MAPP Abandonment Costs • On February 28, 2014, FERC approved a settlement agreement approving recovery of $80.5 million over three years, and allows PHI to retain title to all real property interests ▪ ROE and Protocol Complaint • On February 27, 2013, a Section 206 complaint was filed at FERC by the state regulatory commissions and consumer advocates of MD, DE, NJ and DC, as well as the Delaware Municipal Electric Corporation (DEMEC) • Complainants seek a reduction to 8.7% for the PHI utilities’ base ROE, as well as a change to the formula rate protocols • PHI filed a response on April 3, 2013 seeking dismissal of the complaint • Awaiting FERC decision on rehearing (no statutory deadlines ) ▪ Preliminary settlement discussions continue on the complaint filed by DEMEC against Delmarva’s 2011, 2012 and 2013 annual formula rate filings Note: See Safe Harbor Statement at the beginning of today’s presentation.

31 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2013 Adjusted Annualization of 2013 Rate Case Outcomes Transmission Revenue PES Other, net Interest Expense Dilution Income Tax Adjustments O&M Depreciation & Amortization(2) 2014E Guidance $1.14 ($0.11) ($0.05) ( $0.03) ( $0.02) $ 0.01 $ 0.03 ( $0.01) $ 0.01 $ 0.09 $1.12 - $1.27 Includes Impact of Regulatory Outcomes and Other Sensitivities 2014 Earnings Guidance Earnings Per Share – 2013 Adjusted (1) vs. 2014 Guidance (1) See slide 33 for reconciliation of GAAP earnings per share to adjusted earnings per share (2) Includes $0.04 of amortization, the majority of which is due to the expiration of an accelerated amortization credit for Atlantic City Electric that reduced an excess depreciation reserve (revenue offset in “Other, net”) Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation.

32 Power Delivery ▪ Normal weather and operating conditions ▪ Reasonable regulatory outcomes for pending electric distribution base rate cases ▪ Projected growth in number of total customers of 0.8% ▪ Forecasted sales decline of 0.2% ▪ Utility total O&M expense of $890 - $910 million ▪ Construction expenditures of $1.3 billion ▪ Depreciation and amortization expense of $511 million Pepco Energy Services ▪ After - tax earnings of approximately $6 - $8 million Corporate ▪ Composite consolidated effective tax rate of approximately 40% ▪ Execution of financing plan 2014 Earnings Guidance Assumptions Note: See Safe Harbor Statement at the beginning of today’s presentation.

33 Reconciliation of GAAP EPS to Adjusted EPS – PHI Note: See Regulation G Information at the beginning of today’s presentation. Three Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012 Reported (GAAP) Earnings per Share from Continuing Operations $ 0.23 $ 0.15 $ 0.45 $ 0.95 Adjustments (after - tax )*: Interest associated with c hange in assessment of corporate tax benefits related to the cross - border energy lease investments – – 0.27 – Potomac Capital Investment Corporation valuation allowances related to certain deferred tax assets – – 0.41 – Impairment charges related to Pepco Energy Services long - lived assets 0.01 0.02 0.01 0.03 Adjusted Earnings per Share from Continuing Operations ( Non - GAAP) $ 0.24 $ 0.17 $ 1.14 $ 0.98 * Calculated, where applicable, using a composite income tax rate of approximately 35%.

34 Reconciliation of GAAP Earnings to Adjusted Earnings – Pepco Energy Services Note: See Regulation G Information at the beginning of today’s presentation. (Millions of Dollars) 2013 Net Income from Continuing Operations (GAAP) $ 3.0 Adjustments (after - tax ): Impairment charges 3.0 Adjusted Net Income from Continuing Operations ( Non - GAAP) $ 6.0